                                  EXHIBIT 10.1

                   AGREEMENT OF SETTLEMENT AND MUTUAL RELEASE

      This Agreement of Settlement and Mutual Release ("Agreement") is made and entered into this 12th day of November, 2004, by and among Metric Partners Growth Suite Investors, L.P., a California limited partnership ("Metric"), Kenneth E. Nelson ("Nelson"), Susan B Nelson, Nashville Lodging Company ("NLC"), 2300 Elm Hill Pike, Inc. ("2300"), Nashville Residence Corporation ("NRC"), and GP Credit Co., LLC, an Oklahoma limited liability company ("GP Credit") (collectively, the "Parties," and, individually, "Party").

                                    RECITALS

      WHEREAS, Nelson and NLC contend that Metric breached certain duties and obligations owed to them under a settlement agreement entered into on March 23, 1993, before Judge William Cahill in the Superior Court for the City and County of San Francisco, California, and as clarified by subsequent orders of that Court ("Settlement Agreement");

      WHEREAS, Nelson, NLC and GP Credit contend that the claims of Nelson and NLC for Metric's alleged breach of the Settlement Agreement have been transferred to GP Credit;

      WHEREAS, Nelson, NLC and GP Credit have asserted their claim against Metric in a lawsuit filed in the Chancery Court for Davidson County, Tennessee, styled, Orlando Residence, Ltd., et al. v. Metric Partners Growth Suite Investors, L.P., et al., Case No. 94-1911-I (the "Tennessee Action");

      WHEREAS, on or about September 3, 2002, the Court entered a final order in the Tennessee Action in which Nelson, NLC and GP Credit waived all claims to recover damages for Metric's alleged breach of the Settlement Agreement that had not been previously adjudicated by the trial court, and reserved for appeal all claims previously dismissed by the trial court;

      WHEREAS, NLC and GP Credit perfected an appeal of the final order in the Tennessee Action to the Tennessee Court of Appeals, which entered an order on June 30, 2004, affirming the decision of the trial court;

      WHEREAS, after the Tennessee Court of Appeals denied an petition filed by NLC and GP Credit for a rehearing, NLC and GP Credit filed an Application for Permission to Appeal to the Tennessee Supreme Court pursuant to Rule 11 of the Tennessee Rules of Appellate Procedure ("Appeal Application"), which is currently pending before the Tennessee Supreme Court;

      WHEREAS, in addition to the Tennessee Action, some or all of the Parties hereto have asserted claims against the other Parties hereto in various other litigation, including but not limited to, the following cases (hereinafter, "Other Litigation"):

      1. Metric Partners Growth Suite Investors, L.P. v. Kenneth E. Nelson, The Nelson Group, et al., San Francisco County Superior Court, Case No. 928065;

      2. Nashville Lodging Company v. Metric Partners Growth Suite Investors, L.P., et al., Circuit Court, state of Wisconsin, Case No. 94CV001212 (All of the defendants named in the complaint or any amended complaint in this action may be sometimes referred to as the "Wisconsin Defendants.");

      3. Orlando Residence, Ltd. v. 2300 Elm Hill Pike and Nashville Lodging Company v. Metric Partners Growth Suite Investors, L.P., Chancery Court for Davidson County, in Nashville, Tennessee, Case No. 94-1911-I;

      4. Metric Partners Growth Suite Investors, L.P. v. Nashville Lodging Co., 2300 Elm Hill Pike, Inc., Orlando Residence, Ltd., and LaSalle National bank, as trustee under that certain pooling and servicing agreement, dated July 11, 1995, for the holders of the WHP Commercial

Mortgage Pass Through Certificates, Series 1995C1 and Robert Holland, Trustee, Chancery Court for Davidson County, in Nashville, Tennessee, Case No. 96-1405-III;

      5. GP Credit Co., LLC v. Metric Partners Growth Suite Investors, L.P., Metric Realty, SSR Realty Advisors, Inc., et al., San Francisco County Superior Court, Case No. CGC-02-0403301 (All of the defendants named in the complaint or any amended complaint in this action may be sometimes referred to as the "SF Defendants.");

      6. Metric Partners Growth Suite Investors, L.P. v. Kenneth E. Nelson, United States District Court, Northern District of California, Case No. C03-2523-CRB;

      WHEREAS, Orlando Residence, Ltd. ("ORL") claims ownership of the claims asserted by Nelson, NLC and GP Credit in the Tennessee Action, and obtained an order from the Chancery Court of Davidson County in an action styled Orlando Residence, Ltd., v. Nashville Lodging Company, et al. Civil Action No. 92-3086-III (the "Hardage Tennessee Action") , entered on or about August 15, 2001 appointing a receiver of the claim and requiring that any proceeds from the settlement of the Tennessee Action be deposited with the receiver ("Receivership Order");

      WHEREAS, ORL, GP Credit, Nelson, Susan Nelson and Hayvenhurst Pension and Profit Sharing Plan are parties to a civil action pending in the United States District Court for the Eastern District of Wisconsin styled Orlando Residence, Ltd. v. GP Credit Co., LLC, Case No. 04-C-439 (the "Hardage Wisconsin Action") .


      WHEREAS, the Parties, and each of them, wish to fully and completely settle any and all claims that they may have against each other, including but not limited to all claims that were asserted in the Tennessee Action or in the Other Litigation;

      NOW, THEREFORE, in consideration of the agreements set forth herein, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Parties agree as follows:

      1. NOTIFICATION TO TENNESSEE SUPREME COURT. Immediately upon execution of this Agreement, Nelson, NLC, GP Credit and Metric, thorough their respective counsel, shall notify the Tennessee Supreme Court that they have reached a compromise and settlement pursuant to which the Appeal Application will be withdrawn upon completion of the settlement. They will request that the court refrain from ruling on the Appeal Application for a period of thirty (30) days, to permit the their settlement to be completed. If notwithstanding this notification and request, the Tennessee Supreme Court acts on the appeal application prior to its withdrawal pursuant to this agreement, such action shall not affect the Parties' obligations under this Agreement.

      2. ENTRY OF ORDERS APPROVING DEPOSIT OF SETTLEMENT PROCEEDS INTO COURT.

      2.1 Nelson, NLC and GP Credit irrevocably authorize and direct their counsel of record in the Hardage Tennessee Action to execute an order in substantially the form attached as Exhibit A hereto that permits the funds to be paid pursuant to paragraph 3 below to the clerk of the Court in the Hardage Wisconsin Action. Nelson, NLC and GP Credit shall obtain the consent of Orlando Residence, Ltd. to entry of the order. Nelson, NLC and GP Credit agree to work diligently and to exercise their best efforts to obtain entry of such order by all necessary parties and by the court.

      2.2 Nelson, NLC and GP Credit irrevocably authorize and direct their counsel of record in the Hardage Wisconsin Action to execute an order in substantially the form attached as Exhibit B hereto that permits the funds to be paid pursuant to paragraph 3 below into the registry of the Court in the Hardage Wisconsin Action. Nelson, NLC and GP Credit shall obtain the consent of Orlando Residence, Ltd., and any other necessary parties, to entry of the order. Nelson, NLC and GP Credit agree to work diligently and to exercise their best efforts to obtain entry of such order by all necessary parties and by the court.

      2.3 In the alternative to entry of the orders described in paragraphs 2.1 and 2.2 above, Nelson, NLC, and GP Credit may elect to permit Metric to pay the funds to be paid pursuant to paragraph 3 below to the receiver appointed in the Hardage Tennessee Action. Such election shall be made by written notice executed by Nelson, NLC and GP Credit to Metric c/o Garry K. Grooms, Stites & Harbison, PLLC, 424 Church Street, Suite 1800, Nashville, TN 37219, received within thirty
(30) days from the date on which this Agreement is executed by the last Party hereto.

      2.4 Entry by the respective courts of the orders pursuant to paragraphs
2.1 and 2.2 above, or receipt by Metric of the notice pursuant to paragraph 2.3, above, within the time limitations described herein, is a condition precedent to any and all further obligations under this Agreement. If the orders pursuant to paragraphs 2.1 and 2.2 are not entered and the notice pursuant to paragraph 2.3 is not received by Metric thirty (30) days following the date on which this Agreement is executed by the last Party hereto, then this Agreement will be null and void, and any party, through its respective counsel, may notify the Tennessee Supreme Court that the settlement has failed and request that the Court rule on the Appeal Application.

      3. PAYMENT BY METRIC.

      Within three (3) business days following entry of the orders or Metric's receipt of the election to allow payment to the receiver described in paragraphs
2.1 and 2.2, above, Metric shall pay the sum of One Hundred and Fifty Thousand and 00/100 Dollars ($150,000). In the event the orders pursuant to paragraphs 2.1 and 2.2 are entered, the funds shall be deposited into the registry of the United States District Court for the Eastern District of Wisconsin in the Hardage Wisconsin Action. In no event shall Metric become a party to the Wisconsin Hardage Action or assume any responsibilities in connection with the Wisconsin Hardage Action other than the obligation to make the payment described herein. In the event the orders are not entered pursuant to 2.1 and 2.2 above, and Metric receives the notice to pay the receiver pursuant to paragraph 2.3 above, the funds shall be paid to the receiver.

      4. DISMISSAL OF APPLICATION FOR PERMISSION TO APPEAL AND DISMISSAL OF
OTHER

LITIGATION.

      4.1 Nelson, NLC, GP Credit and Metric specifically and irrevocably authorize and direct their counsel of record in the Tennessee Action to dismiss the Appeal Application, thereby allowing the judgment in the Tennessee Action to become final, immediately following the payment under paragraph 3, above.

      4.2 Each of the Parties hereto specifically authorizes and directs its counsel in the Other Litigation to take such action as may be necessary to dismiss, with prejudice, all other claims asserted in the Other Litigation, immediately following the payment under paragraph 3, above .

         5. RELEASE BY NELSON, SUSAN B. NELSON, NLC, 2300, NRC AND GP CREDIT. Effective upon the making of the payment under paragraph 3, above, Nelson, Susan
B. Nelson, NLC, NRC, 2300 and GP Credit, on behalf of themselves, their shareholders, partners, members, constituents, subsidiaries, parent corporations, affiliated companies, directors, officers, employees, representatives, agents, attorneys, insurance carriers, successors and assigns, do hereby release and forever discharge Metric, the SF Defendants, the Wisconsin Defendants, and each of their past, present and future general and limited partners, shareholders, members, constituents, parent corporations, affiliated companies, and each of their respective successors, assigns, representatives, affiliates, agents, officers, directors, employees, designees, licensees, insurers and attorneys from any and all causes of action, whether at law or in equity, and any and all debts, liens, security interests, contracts (whether oral or written, express or implied), agreements, promises, liability, guaranties, claims, demands, damages, loss, costs or expenses (including reasonable attorney's fees) of any nature whatsoever, whether known or unknown, suspected or unsuspected, fixed or contingent, arising from the beginning of time to the execution of this Agreement, including but not limited to claims which were or could have been asserted in the Tennessee Action or the Other Litigation.

         6. RELEASE BY METRIC. Effective upon the making of the payment under paragraph 3, above, Metric, on behalf of itself, its shareholders, partners, members, constituents, subsidiaries, parent corporations, affiliated companies, directors, officers, employees, representatives, agents, attorneys, insurance carriers, successors and assigns, does hereby release and forever discharge Nelson, Susan B. Nelson, NLC, 2300 NRC and GP Credit, and each of their past, present and future partners, shareholders, members, constituents, parent corporations, affiliated companies, and each of their respective successors, assigns, representatives, affiliates, agents, officers, directors, employees, designees, licensees, insurers, and attorneys from any and all causes of action, whether at law or in equity, and any and all debts, liens, security interests, contracts (whether oral or written, express or implied), agreements, promises, liability, guaranties, claims, demands, damages, loss, costs or expenses (including reasonable attorney's fees) of any nature whatsoever, whether known or unknown, suspected or unsuspected, fixed or contingent, arising from the beginning of time to the execution of this Agreement, including but not limited to claims which were or could have been asserted in the Tennessee Litigation or the Other Litigation.

      7. NO ADMISSION OF LIABILITY. Neither the execution of this Agreement by any of the Parties nor any provision of this Agreement shall in any way be deemed or construed to be an admission on the part of any Party of liability to any other with respect to any matter of dispute among the Parties which is the subject of this Agreement. The payment of monies by any Party herein to the other, pursuant to this Agreement, does not constitute an admission of any act or omission by any Party herein. Furthermore, all Parties acknowledge that the compromise reflected in this Agreement has been made solely for the purpose of avoiding costly and protracted litigation between the Parties and is made for the benefit of all Parties.

      8. REPRESENTATIONS/ WARRANTIES.

      8.1 Each Party to this Agreement represents that it has been represented by and has relied upon counsel of its own choosing in the negotiation and the preparation of this Agreement, and that each has read this Agreement, and has had its contents fully explained by their counsel and each is fully aware of and understands all of its terms and the legal consequences thereof.

      8.2 Metric and Susan B. Nelson each warrant that it/she is the sole and exclusive owner of claims for which it/she is granting releases herein, and that the claims have not been assigned in whole or in part to any third party.

      8.3 Nelson, NLC, 2300 and NRC and GP Credit each warrant and represent that, except for the claim of ORL to ownership of the claims asserted in the Tennessee Action (which claim of ownership is disputed), GP Credit is the sole and exclusive owner of claims for which Nelson, NLC, 2300 NRC and GP Credit are granting releases herein, and that the claims have not been assigned in whole or in part to any third party.

      8.4 Nelson, Susan B. Nelson, NLC, 2300 and NRC and GP Credit further warrant and represent that they have no knowledge of any claims by third parties to any ownership of or interest in any of the claims for which they are granting releases herein, except for the claim of ORL to ownership of the claims asserted in the Tennessee Action.

      8.5 Each Party to this Agreement covenants that it will not in the future commence, maintain or prosecute or cause to be commenced, maintained or prosecuted or voluntarily assist or participate in the commencement, maintenance or prosecution of any complaint, charge, action, suit or proceeding of any kind based in whole or in part on any claims that are released herein.

      8.6 Each individual signatory to this Agreement warrants and represents that he is duly authorized to execute this Agreement on behalf of the business entity for which he signs.

      9. MISCELLANEOUS PROVISIONS.

      9.1 This Agreement is executed and delivered within the State of Tennessee and the rights, duties and obligations of the Parties hereunder shall be construed and enforced in accordance with the laws of the State of Tennessee applicable to such agreements.

      9.2 This Agreement constitutes the entire agreement and understanding between the Parties to this Agreement concerning the subject matter hereof, including, but not limited to, the Tennessee Action and the Other Litigation, and supersedes and replaces all prior negotiations, proposed agreements and agreements written and oral related thereto.

      9.3 Each Party to this Agreement acknowledges that neither it nor any agent on its behalf has been made any promises, representations or warranties whatsoever, expressed or implied, which are not contained herein concerning the subject matter hereof, to induce that Party to execute this Agreement. Each signatory acknowledges that he has not executed this

Agreement in reliance on any such promise, representation or warranty which is not contained herein.

      9.4 Each Party signing this Agreement hereby acknowledges that this Agreement covers all claims, injuries and damages whatsoever, known or unknown, foreseen or unforeseen, including indemnity claims, that such Party has been advised by legal counsel about, is familiar with and understands the provisions of laws such as California Civil Code Section 1542 which provides that "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM, MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR," and that such Party waives the protections of that statute and all similar laws and legal principles.

      9.5 This Agreement shall be binding upon and inure to the benefit of the Parties, and their respective heirs, representatives, successors and assigns.

      9.6 This Agreement may be executed in counterpart and the execution by the Parties of separate counterparts of this Agreement shall be deemed to be execution of a single agreement by all Parties hereto.

      9.7 Each Party hereto agrees that he/it shall, with reasonable promptness and diligence, execute any and all other or additional documentation, if any, which may be reasonably required to carry out, implement or complete the terms, conditions and provisions of this Agreement.

      9.8 This agreement shall be of no force or effect unless it is executed by Metric within one (1) business day following its execution by the other Parties hereto.

      9.9 Neither the releases contained in paragraphs 5 and 6 herein nor the obligation to dismiss certain actions contained in paragraph 4 herein shall be effective until Metric makes the payment required by paragraph 3 herein.

                            (Signatures on next page)

      WITNESS our hands this 12th day of November, 2004.

                                 /s/ Kenneth E. Nelson
                                 ---------------------------------
                                 Kenneth E. Nelson, Individually

                                 /s/ Susan B. Nelson
                                 ---------------------------------
                                 Susan B. Nelson, Individually

                                 NASHVILLE LODGING COMPANY

                                 By:  /s/ Kenneth E. Nelson
                                 ---------------------------------
                                 Kenneth E. Nelson

                                 NASHVILLE RESIDENCE
                                 CORPORATION

                                 By: /s/ Kenneth E. Nelson
                                 ---------------------------------
                                 Kenneth E. Nelson

                                 2300 ELM HILL PIKE, INC.

                                 By:/s/ Kenneth E. Nelson
                                 ---------------------------------
                                  Kenneth E. Nelson

                                 GP CREDIT CO., LLC,

                                 By: /s/ Susan B. Nelson
                                 ---------------------------------
                                 Susan B. Nelson, its Manager

                                 METRIC PARTNERS GROWTH SUITE
                                 INVESTORS, L.P., a California limited
                                 partnership

                                 By: METRIC REALTY, an Illinois general
                                     partnership, its managing general partner

                                     By: SSR REALTY ADVISORS, INC.,
                                         a Delaware corporation, its managing
                                         partner

                                     By:  /s/ Fred Lieblich  (executed effective
                                        --------------------    11/15/04)
                                     Its: President and CEO

                                    EXHIBIT A

                IN THE CHANCERY COURT FOR THE STATE OF TENNESSEE
                  TWENTIETH JUDICIAL DISTRICT, DAVIDSON COUNTY
                                  AT NASHVILLE

ORLANDO   RESIDENCE, LTD.,            )
                                      )
Plaintiff,                            )
                                      )
v.                                    )
                                      )
NASHVILLE LODGING COMPANY,            )
NASHVILLE RESIDENCE CORP., KENNETH    )
E.NELSON, and METRIC PARTNERS         )
GROWTH SUITE INVESTORS, L.P.,         )
                                      )
Defendants,                           )
                                      )
and                                   )
                                      )
METRIC PARTNERS GROWTH SUITE          )
INVESTORS, L.P.,                      )
                                      )
      Third-Party Plaintiff,          )
                                      )         Case No. 92-3086-III
v.                                    )
                                      )
2300 ELM HILL PIKE, INC. and MITCHELL )
A. ANDERSON,                          )
                                      )
Third-Party Defendants.               )


                                  AGREED ORDER

      As evidenced by the signatures of their respective counsel set forth below, the parties to this action have agreed as follows:

      1. In its Memorandum and Order filed August 15, 2001, this Court appointed a Receiver to conserve the proceeds of a chose in action filed by defendant Nashville Lodging Company ("NLC") to satisfy the Judgment filed September 25, 2000 in this action. The chose in action for which the Receiver was appointed are claims asserted by NLC in a lawsuit filed in the Chancery Court for Davidson County, Tennessee, styled Nashville Lodging Company v. Metric Partners Growth Suite Investors, L.P., et al., Case No. 94-1911-I (the "Metric Action"). The Court's Memorandum and Order appointing the Receiver was modified by an Order filed March 31, 2004.

      2. The Memorandum and Order directed the Receiver to take possession of any proceeds from the Metric Action payable to NLC and/or Kenneth Nelson and to deposit them into registry of this Court. The Order further enjoined the defendants from taking any action to interfere with the Receiver's receipt and collection of any settlement proceeds.

      3. On September 3, 2002, the Court entered a final order in the Metric Action in which the plaintiffs therein waived all claims to recover damages that had not been previously adjudicated by the trial court. The final order was later affirmed by the Tennessee Court of Appeals, and the plaintiffs have filed an application for permission to appeal to the Tennessee Supreme Court pursuant to Tenn. R. App. P. 11.

      4. The parties to the Metric Action, including defendant NLC, have reached a compromise and settlement of the claims asserted in the Metric Action, and any and all claims between the parties. The parties to this action have agreed that the proceeds of the settlement may be deposited with the U.S. District Court for the Eastern District of Wisconsin in a related case styled, Orlando Residence, Ltd. v. GP Credit Co., et al., Case No. 04-C-439.

      5. The settlement of the Metric Action and the entry of this Agreed Order will obviate any further need for the services of the Receiver appointed by the Court in its order of August 15, 2001.

      IT IS THEREFORE ORDERED and ADJUDGED as follows:

      1. The Court's Memorandum and Order of August 15, 2001, as modified by Order filed March 31, 2004, is modified to permit the proceeds of the settlement of the Metric Action to be deposited into the clerk of the District Court for the Eastern District of Wisconsin in accordance with the parties' agreement.

      2. The Receiver appointed by this Court in its August 15, 2001 order is discharged from any further duties or responsibilities in connection with this case.

      3. The Receiver is directed to present a final statement for services rendered to ORL within thirty (30) days of the filing of this Agreed Order, which statement shall be promptly paid.



                                          -------------------------------------
                                          Ellen Hobbs Lyle, Chancellor


SUBMITTED FOR APPROVAL:

BOULT CUMMINGS CONNERS & BERRY, PLC


By:_______________________________
   Eugene N. Bulso (Sup. Ct. No. 12005)
   414 Union Street, Suite 1600
   Nashville, TN  37219
   Telephone:  (615) 252-2360
   Attorneys for Plaintiff

GREENEBAUM DOLL & MCDONALD PLLC


By: ___________________________
   H. Buckley Cole (Sup. Ct. No. 11811)
   3102 West End Avenue
   700 Two American Center
   Nashville, TN  37203
   Telephone: (615) 760-7130
   Attorneys for Defendants

                             CERTIFICATE OF SERVICE

      The undersigned hereby certifies that a true and correct copy of the foregoing document has been sent via first class U.S. mail, postage prepaid, to Brian S. Jackson, Miller & Martin, 1200 One Nashville Place, 150 Fourth Avenue North, Nashville, Tennessee 37219, on this the _____ day of November, 2004.


                                                   ----------------------------
                                                   Eugene N. Bulso, Jr.

                                    EXHIBIT B

                       IN THE UNITED STATES DISTRICT COURT
                     FOR THE EASTERN DISTRICT OF WISCONSIN

                                            )
ORLANDO RESIDENCE, LTD.,                    )
                                            )
         Plaintiff,                         )
                                            )
v.                                          )        Civil Action No. 04-C-439
                                            )
GP CREDIT CO., LLC, KENNETH NELSON,         )
SUSAN NELSON and HAYVENHURST                )
PENSION & PROFIT SHARING PLAN,              )
                                            )
         Defendants.                        )


                AGREED ORDER ALLOWING DEPOSIT OF FUNDS INTO COURT

      As evidenced by the signatures of their respective counsel set forth below, the parties to this action have agreed as follows:

      1. On August 15, 2001, the Chancery Court for Davidson County, Tennessee, appointed a Receiver to conserve the proceeds of a chose in action filed by Nashville Lodging Company ("NLC") to satisfy a judgment entered by that court in a case styled Orlando Residence, Ltd. v. Nashville Lodging Company, et al., Civil Action No. 92-3086-III. By Order filed March 31, 2004, the Court modified the Memorandum and Order appointing the Receiver.

      2. The chose in action for which the Receiver was appointed consisted of claims asserted by NLC a lawsuit filed in the Chancery Court for Davidson County, Tennessee, styled, Nashville Lodging Company v. Metric Partners Growth Suite Investors, L.P., et al., Civil Action No. 94-1911-I (the "Metric Action").

      3. The parties to the Metric Action have reached a compromise and settlement of the claims asserted in the Metric Action and any and all other claims between the parties thereto.

The parties to this action have agreed that the proceeds of the settlement may be deposited with this Court so that the competing claims to said proceeds can be adjudicated in this court.

      IT IS ACCORDINGLY ORDERED, ADJUDGED AND DECREED as follows:

      1. The clerk of the court is directed to accept a deposit in the amount of $150,000.00, which amount represents the proceeds of the settlement hereinabove described.

      2. The funds shall be deposited into an interest-bearing account or invested in an interest-bearing instrument approved by the Court.

      3. The funds shall not be disbursed except by order of this Court.


                                                     ---------------------------
                                                     U.S. District Court Judge

APPROVED FOR ENTRY:


---------------------------------------
Eugene N. Bulso
BOULT CUMMINGS CONNERS & BERRY,
PLC
414 Union Street, Suite 1600
Nashville, TN 37219
Telephone:  (615) 252-2360
Attorneys for Plaintiff



---------------------------------------
Gary A. Ahrens
MICHAEL BEST & FRIEDRICH, LLP
100 East Wisconsin Avenue, Suite 3300
Milwaukee, WI 53202
Phone: (414) 271-6560
Attorneys for Defendants